                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) June 19, 1997
                                                          -------------

                  PNC Bank, National Association, as Depositor
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      United States                     333-25433               22-1146430
      -------------                     ---------               ----------
(State or Other Jurisidiction          (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)

    One PNC Plaza, 249 Fifth Avenue, Pittsburgh, PA                   15222
    -----------------------------------------------                   -----
      (Address of Principal Executive Offices)                      (Zip code)

Registrant's Telephone Number, including area code  (412) 762-1553
                                                    --------------

--------------------------------------------------------------------
(Former name or former address, if changed since last report)

                      PNC Student Loan Trust I, as Issuer
                      -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       333-25433-01             36-4142114
         --------                       ------------             ----------
(State or Other Jurisidiction           (Commission            (IRS Employer
     of Incorporation)                  File Number)         Identification No.)

     c/o The First National Bank of Chicago,
  One First National Plaza, Suite 0216, Chicago, IL                  60670
  -------------------------------------------------                  -----
      (Address of Principal Executive Offices)                     (Zip code)

Registrant's Telephone Number, including area code  (312) 407-1892
                                                    --------------

--------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Smith Barney Inc. and PNC
Capital Markets, Inc., as underwriters (the "Underwriters") in connection with the issuance of Student Loan Asset Backed Notes, Series 1997-2, of PNC Student Loan Trust I (the "Trust"), pursuant to Registration Statement on Form S-3, as amended (No. 333-25433 (with respect to PNC Bank, National Association) and No. 333-25433-01 (with respect to the Trust)) and declared effective by the Securities and Exchange Commission (the "Commission") on June 19, 1997. The term "Computation Materials" shall have the meaning given in the no-action letter of May 20, 1994, issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 27, 1994, and as supplemented in the no-action letter of February 17, 1995, issued by the Commission to the Public Securities Association.

Item 7.  EXHIBITS

The following exhibit is filed herewith:

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Computational Materials of the Underwriters

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PNC Bank, National Association
                                       ---------------------------------
                                       (Registrant)



Date     June 20, 1997                 By:   /s/ BRYAN W. RIDLEY
       ------------------                  ----------------------------
                                           Bryan W. Ridley
                                           Senior Vice President

                                       PNC Student Loan Trust I
                                       ---------------------------------
                                       (Registrant)

                                       By:  PNC Bank, National Association not
                                       in its individual capacity but solely as
                                       Administrator


Date     June 20, 1997                 By:   /s/ BRYAN W. RIDLEY
       ------------------                  ----------------------------
                                           Bryan W. Ridley
                                           Senior Vice President

                                 EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Computational Materials of the Underwriters